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                                                                    Exhibit 23.2




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report incorporated by reference in this Annual Report on Form 10-K, into the Company's previously filed Registration Statements on Form S-8, File Nos. 33-54592, 33-67816 and 33-91774.


                                            /s/ Arthur Andersen LLP

                                                Arthur Andersen LLP


Cleveland, Ohio
August 28, 1996